File No. 333-129005
                                             Filed Pursuant to Rule 497(e)
                                          under the Securities Act of 1933

                                                         September 1, 2010


                           Pioneer Global Equity Fund
       Supplement to the December 31, 2009, (as revised February 9, 2010)
         Class A, Class B, Class C Shares and Class Y Shares Prospectus

Effective September 1, 2010, the following replaces the corresponding information found on page 7 in the "Fund Summary" section of the prospectus:

 Portfolio management  Mr. Marco Pirondini, head of equities, U.S. of Pioneer
                       (portfolio manager of the fund since September 2010).


In addition, the following replaces the corresponding paragraph on page 16 in the "Management" section of the prospectus:

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Marco Pirondini. Mr. Pirondini may draw upon the research and investment management expertise of the firm's research teams, which provide fundamental and quantitative research on companies on a global basis, and include members from Pioneer's affiliate, Pioneer Investment Management Limited. From 2004 until 2010, Mr. Pirondini was Global Chief Investment Officer of Pioneer Investments, overseeing equity, fixed income, balanced, and quantitative portfolio management, and quantitative and fundamental research divisions. Mr. Pirondini head of equities, U.S. joined a predecessor organization to Pioneer in 1991 and he has served as a portfolio manager of the fund since September 2010.




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                                        (C) 2010 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC